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                                                                    EXHIBIT 10.2



<Certificate for Warrants>

<Face of certificate>

NUMBER-95001W
SHARES-*5,000,000**-Warrants To Purchase
*5,000,000-Shares of Common Stock at
$1.00 Per Share

STUDIO CITY INCORPORATED

This Certifies that Larry Dean Faw is the registered holder of ******Five Million Warrants** Shares
To Purchase **5,000,000*Shares of Common Stock
At $1.00@. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly
Endorsed.

In Witness Whereof, the said Corporation has caused
This Certificate to be signed by its duly authorized
Officers and its Corporate Seal to be hereunto affixed
This 16th day of February A.D.1995

Duly Incorporated
In The State of Florida

Corporate Seal

<reverse of certificate>

The following abbreviations, when used in the inscription
On the face of this certificate, shall be construed as though
Were written out in full according to applicable laws or Regulations.
TEN COM-as tenants in common
UNIF GIFT MIN ACT-custodian-minor
Under Uniform Gifts to Minors Act-[STATE]
TEN ENT-as tenants by the entireties
JT TEN-as joint tenants with right of
Survivorship and not as tenants in common
Additional abbreviations may also be used
Though not in the above list.

For value received, <blank> hereby sell, assign
And transfer unto<please insert social security
Or other identifying number of assignee><blank>




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Please print or typewrite name and address of assignee
<blank> <blank> shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint <blank>
Attorney to transfer the said shares on the books of The within-named Corporation with full power of Substitution in the premises.
Dated, <blank>
Signature <blank>
In the presence of <blank>

<side information>

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT, OR ANY CHANGE WHATEVER.